SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 19, 1997
                                                         -----------------



                               C-PHONE CORPORATION
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             (Exact name of registrant as specified in its charter)



          NEW YORK                       0-24424                 06-1170506
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(State or Other Jurisdiction          (Commission)             (IRS Employer
     of Incorporation)                File Number)          Identification No.)




6714 NETHERLANDS DRIVE, WILMINGTON, NORTH CAROLINA                     28405
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     (Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (910) 395-6100


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          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

DECEMBER 1997 PRIVATE PLACEMENT

         On December 19, 1997, C-Phone Corporation (the "Company") completed a private placement (the "December Placement") pursuant to which the Company issued to several investors an aggregate of (a) 4,500 shares (the "Preferred Shares") of the Company's newly created Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") with an initial stated value of $1,000 per share (which increases at the rate of 5% per annum) (such amount, as increased from time to time, the "Stated Value"), (b) warrants (the "One-Year Warrants") to acquire up to an aggregate of 315,000 shares of common stock, par value $.01 per share, of the Company ("Common Stock"), and (c) warrants (the "Three-Year Warrants" and with the One-Year Warrants, collectively, the "Warrants") to acquire up to an aggregate of 135,000 shares of Common Stock, for an aggregate purchase price of $4,500,000, before payment of fees and expenses.

         Each Preferred Share is convertible, from time to time in whole or in part at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Stated Value by the lesser of (a) $7.3575, and (b) 85% of the average of the closing bid price during such three consecutive trading day period as may be selected by the holder during the 25 trading day period preceding the date of conversion. The Preferred Shares cease to be convertible (the "19.99% Limitation") if, at any time the aggregate number of shares of Common Stock then issued upon conversion of the Preferred Shares would equal 1,068,500 shares of Common Stock (the remaining shares of Common Stock then issuable upon conversion of the Preferred Shares being the "Excess Shares"), unless, in accordance with the rules of The Nasdaq Stock Market, Inc. ("Nasdaq") (on which the Common Stock is traded), the Company has obtained approval for the issuance of the Excess Shares by a majority of the total votes cast on such proposal by the holders of the then outstanding Common Stock (not including any shares of Common Stock held by present or former holders of the Preferred Shares that were issued upon conversion of the Preferred Shares), or it has otherwise obtained permission from Nasdaq to allow such issuances. Any outstanding Preferred Shares on December 19, 1999 automatically will be converted into Common Stock at the conversion price then in effect.

         The Company has agreed that, without the consent of the holders of 2/3 of the then outstanding Preferred Shares, it will not (a) issue any other class or series of preferred stock that would rank senior to the Series A Preferred Stock, and (b) on or before December 19, 1998, issue any other class or series of preferred stock that would rank pari passu with the Series A Preferred Stock, in either case, as to distribution of assets


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

upon liquidation.

         The One-Year Warrants expire on December 19, 1998 and have an exercise price of $8.05 per share (115% of the closing price of the Common Stock on the Nasdaq National Market (the "NNM") on the trading day immediately preceding the closing date of the December Placement), subject to adjustment under certain circumstances, including upon the issuance of shares of Common Stock (or securities convertible or exchangeable into shares of Common Stock) at less than 80% of the then market price on the NNM for the Common Stock. The One-Year Warrants are redeemable at the option of the Company at a price of $.01 per warrant if the closing price of the Common Stock on the NNM is greater than 130% of the exercise price of the One-Year Warrants then in effect for 10 consecutive trading days. The Three-Year Warrants expire on December 19, 2000 and have an exercise price of $9.10 per share (130% of the closing price of the Common Stock on the NNM on the trading day immediately preceding the closing date of the December Placement), subject to adjustment under certain circumstances, including upon the issuance of shares of Common Stock (or securities convertible or exchangeable into shares of Common Stock) at less than 80% of the then market price on the NNM for the Common Stock. The Three-Year Warrants are not redeemable.

         The Company has agreed, at its expense, (a) to prepare and deliver to the holders of the Preferred Shares on or before January 18, 1998, a draft registration statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933 (the "1933 Act") with respect to the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants (collectively, the "Registrable Securities"), (b) to file the Registration Statement within 10 days after receipt of comments from the holders of the Preferred Shares and thereafter use its best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission, and (c) use its best efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) December 19, 2001, or (ii) the time that all the Registerable Securities have been sold pursuant to the Registration Statement or may be sold under 1933 Act Rule 144 without regard to the volume limitations thereof.

         The Preferred Shares are subject to redemption at the option of a holder if, among other things, (a) the Company fails to obtain effectiveness of the Registration Statement by June 17, 1998 or if, after the Registration Statement becomes effective, such effectiveness lapses for more than 30 consecutive days or more than 60 days in any 12 month period, (b) the Company fails to maintain the listing of the Common Stock on the NNM or another principal securities exchange or automated quotation system and such failure continues for more that 30 days, or (c) the


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

Preferred Shares cease to be convertible as a result of the 19.99% Limitation and the Company has not, prior thereto, or within 75 days after notice from holders of 2/3 of the Preferred Shares, obtained approval to issue additional shares of Common Stock.

         Other than as required by the New York Business Corporation Law, the holders of the Preferred Shares do not have any voting rights except that, without the consent of the holders of 2/3 of the Preferred Shares, the Company may not take any action to adversely effect the rights of such holders.

         The Company has agreed to pay certain penalties to the holders of the Preferred Shares in the event that the Company (a) fails to cause timely delivery of the Common Stock issuable upon conversion of the Preferred Shares,
(b) is unable to convert Preferred Shares into Common Stock because the Company does not have a sufficient number of authorized but unissued shares available for issuance therefor, (c) fails to obtain effectiveness of the Registration Statement within 90 days of the filing thereof with the SEC or if, after the Registration Statement becomes effective, such effectiveness lapses for more than 15 consecutive days or more than 30 days in any 12 month period, or (d) fails to maintain the listing of the Common Stock on the NNM or other principal securities exchange or automated quotation system on which the Common Stock is then trading, and such failure continues for more than 10 days.

         In connection with the December Placement, the Company paid a finders fee of $295,000 and issued to an affiliate of the finder One-Year Warrants to acquire an aggregate of 180,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of such One-Year Warrants will be included in the Registration Statement.

         Each participant in the December Placement was responsible for its own costs and expenses.

         The securities in the December Placement were offered for sale, and were sold, without registration thereof under the 1933 Act, pursuant to the exemption from registration provided by Regulation D under the 1933 Act.

         The foregoing summaries of agreements are necessarily incomplete and selective, and are qualified in their entirety by reference to the agreements summarized, each of which is attached hereto as an exhibit.


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

AGREEMENT WITH SPRINT

         On December 16, 1997, the Company announced that it had signed an agreement with Sprint Corp. to supply C-Phone consumer video technology. A copy of such announcement is attached hereto as an exhibit.

                                   * * * * * *


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         1. Form of Securities Purchase Agreement, dated as of December 17, 1997, between C-Phone Corporation and each purchaser party thereto.

         2. Certificate of Amendment of the Certificate Of Incorporation of C-Phone Corporation, as filed with the Department of State of the State of New York on December 18, 1997.

         3. Form of Registration Rights Agreement, dated December 19, 1997, between C-Phone Corporation and each purchaser party thereto.

         4. Form of One-Year Warrant, dated December 19, 1997, of C-Phone Corporation.

         5. Form of Three-Year Warrant, dated December 19, 1997, of C-Phone Corporation.

         6. Press Release, dated December 16, 1997, of C-Phone Corporation.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     C-PHONE CORPORATION


                                     By: /s/ DANIEL P. FLOHR
                                        ----------------------------
                                             Daniel P. Flohr
                                             President and Chief
                                             Executive Officer





Date:  December 31, 1997


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